Exhibit 99.1

Cartesian Growth Corporation Announces Filing of Registration Statement on Form S-4 in

Connection with its Proposed Business Combination with

Tiedemann Group and Alvarium Investments

NEW YORK, NY, February 11, 2022 – Cartesian Growth Corporation (“Cartesian”) (NASDAQ: GLBL), a publicly traded special purpose acquisition company, today announced the filing with the U.S. Securities and Exchange Commission (the “SEC”) of a registration statement on Form S-4 (the “Registration Statement”) in connection with the previously announced proposed business combination among Cartesian, Tiedemann Group1 (“Tiedemann”) and Alvarium Investments Limited2 (“Alvarium”). The proposed business combination will form Alvarium Tiedemann Holdings (“Alvarium Tiedemann”).

The Registration Statement contains a preliminary proxy statement and prospectus in connection with the proposed business combination. While the Registration Statement has not yet become effective and the information contained therein is subject to change, it provides important information about Tiedemann and Alvarium and the proposed business combination with Cartesian.

Completion of the proposed business combination is subject to the Registration Statement being declared effective by the SEC, the approval of the proposed business combination by Cartesian’s shareholders, the receipt of regulatory approvals in certain jurisdictions where Tiedemann and Alvarium operate, and other customary closing conditions. Cartesian’s Class A ordinary shares are currently traded on Nasdaq under the symbol “GLBL.” Upon completion of the proposed business combination, Alvarium Tiedemann Class A common stock is expected to be publicly listed under the same ticker symbol.

“We are excited about the pending business combination to form Alvarium Tiedemann and look forward to partnering with its proven team as we introduce its differentiated investment platform to the public markets,” said Peter Yu, Chairman and CEO of Cartesian. “As the wealth management and investment advisory industry continues to evolve, we believe Alvarium Tiedemann can extend its global leadership position. We are optimistic about the opportunities this potential combination will bring in 2022 and beyond.”

About Alvarium Investments

Alvarium is an independent investment firm, global multi-family office and merchant banking boutique providing tailored solutions for families, foundations and institutions across the Americas, Europe and Asia-Pacific. Alvarium offers direct and co-investment opportunities from specialist alternative managers and real asset operating partners in real estate and the innovation economy. Alvarium has over 220 employees and 28 partners in 13 locations in 10 countries, advising on approximately $22 billion of assets across four service lines — investment advisory, co-investments, merchant banking and family office services. For more information about Alvarium, please visit www.alvariuminvestments.com.

About Tiedemann Advisors

Tiedemann Advisors is an independent investment and wealth advisor for high-net-worth individuals, family offices, trusts, foundations and endowments. Founded in 1999, Tiedemann Advisors has nine offices across the US and provides trust services through Tiedemann Trust Company, a state-chartered trust company located in Wilmington, Delaware. Tiedemann’s international operations, Tiedemann Constantia, is headquartered in Zurich Switzerland. Together, Tiedemann Constantia, Tiedemann Advisors and Tiedemann Trust Company currently oversee $25 billion in assets under advisement. For more information about Tiedemann Advisors, please visit www.tiedemannadvisors.com and www.tiedemannconstantia.com.

[1]

Tiedemann Group comprises Tiedemann Advisors LLC (“Tiedemann Advisors”), a leading independent wealth and investment advisor for high-net-worth families, trusts, foundations and endowments particularly in the U.S.; Tiedemann Trust Company (“Tiedemann Trust”); TIG Advisors LLC (“TIG”), an alternative asset manager; and Tiedemann Constantia, the international operations of Tiedemann.

[2]

Alvarium Investments Limited is a leading independent global multifamily office, providing investment, real estate and merchant banking services to multigenerational entrepreneurs, families, foundations and institutions.

About TIG Advisors, LLC

TIG Advisors is a New York-based alternative asset manager with approximately $7 billion in assets under management (inclusive of assets under management of its affiliated managers), focused on making growth equity investments in global alternative specialists. TIG has a strong track record of identifying uncorrelated investment opportunities in both public and private markets, utilizing its long-standing operating platform to assist managers with growth. The firm’s alpha driven investment strategies align with the needs of a diverse global investor base. For more information about TIG Advisors, please visit: www.tigfunds.com.

About Cartesian Growth Corporation

Cartesian Growth Corporation is a blank check company organized for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, or reorganization or engaging in any other similar business combination with one or more businesses or entities. Cartesian is an affiliate of Cartesian Capital Group, LLC, a global private equity firm and registered investment adviser headquartered in New York City, New York. Cartesian’s strategy is to identify and combine with an established high-growth company that can benefit from both a constructive combination and continued value-creation. Cartesian is an emerging growth company as defined in the Jumpstart Our Business Startups Act of 2012. For more information about Cartesian Growth Corporation, please visit www.cartesiangrowth.com.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed business combination, Cartesian Growth Corporation will merge with and into the Tiedemann Group and Alvarium to form Alvarium Tiedemann, which will be the surviving entity and the going-forward public company, and has filed Registration Statement with the SEC that includes a proxy statement/prospectus and certain other related documents, to be used at the meeting of Cartesian shareholders to approve the proposed business combination. INVESTORS AND SECURITY HOLDERS OF CARTESIAN GROWTH CORPORATION ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, ANY AMENDMENTS THERETO AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TIEDEMANN GROUP, ALVARIUM, CARTESIAN AND THE BUSINESS COMBINATION. Promptly after the Registration Statement is declared effective by the SEC, the proxy statement/prospectus will be mailed to stockholders of Cartesian as of a record date to be established for voting on the proposed business combination. Investors and security holders will also be able to obtain copies of other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC’s website at www.sec.gov. The information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated by reference into, and is not a part of, this communication.

Participants in the Solicitation

Cartesian and its directors and executive officers may be deemed participants in the solicitation of proxies from Cartesian’s shareholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Cartesian is contained in Cartesian’s filings with the SEC, including Cartesian’s final prospectus relating to its initial public offering, which was filed with the SEC on February 23, 2021, and is available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants is set forth in the Registration Statement for the proposed business combination, as may be amended. Tiedemann, Alvarium, and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Cartesian in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination is contained in the Registration Statement, as may be amended.

Forward-Looking Statements

Certain statements made in this press release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Tiedemann, Alvarium, or Cartesian’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include (i) the inability to complete the business combination in a timely manner or at all (including due to the failure to receive required shareholder approvals, failure to receive approvals or the failure of other closing conditions); (ii) the inability to recognize the anticipated benefits of the proposed business combination; (iii) the inability to obtain or maintain the listing of Cartesian’s shares on Nasdaq following the business combination; (iv) costs related to the business combination; (v) the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; (vi) Cartesian, Tiedemann, and Alvarium’s ability to manage growth and execute business plans and meet projections; (vii) potential litigation involving Cartesian, Tiedemann, or Alvarium; (viii) changes in applicable laws or regulations, particularly with respect to wealth management and asset management; (ix) general economic and market conditions impacting demand for Cartesian, Tiedemann, and Alvarium’s services, and in particular economic and market conditions in the financial services industry in the markets in which Cartesian, Tiedemann, and Alvarium operate; and (x) other risks and uncertainties indicated from time to time in the Registration Statement, including those under “Risk Factors” therein, and in Cartesian’s other filings with the SEC. Forward-looking statements speak only as of the date they are made. None of Cartesian, Tiedemann, and Alvarium undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. None of Cartesian, the Tiedemann Group, or Alvarium gives any assurance that any of Cartesian, Tiedemann, or Alvarium, or the combined company, will achieve expectations.

No Offer or Solicitation

This communication does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This communication also does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts

Media:

Prosek Partners

Jill Gordon

jgordon @prosek.com

Investors:

Prosek Partners

Alex Jorgensen

AlTi@prosek.com

3